DMLP

Dorchester Minerals, LP

Investor Presentation

May 14, 2025

Forward-Looking Statements

DMLP
Dorchester Minerals, LP

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will," "continue" or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions (including inflation) and changes in regulatory requirements (including changes in environmental requirements and economic sanctions) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.

DMLP
Dorchester Minerals, LP


SIMPLE REVENUE STRUCTURE OF ROYALTY TRUSTS
REVENUE FROM PRODUCTION
DIVIDENDS
*ALL FIGURES IN $MM.

*Feb 1984

OUTLINE

Investment Highlights

DMLP
Dorchester Minerals, LP

Assets

- Long-life Resource Base
- Exposure to Multiple Basins
- History of Reserve Replacement
- Asset Base Includes Undeveloped, Perpetual Minerals
- Optionality with Unleased Mineral Position

High-Quality Resources with Demonstrated History of Organic Growth

Structure

- Formulaic Distribution
- Unlevered and Unhedged
- Depletion Deduction
- Fixed LP/GP Split
- Single Class of LP units
- Non-Taxable Exchanges
- No UBTI, No Double Taxation

Efficient and Transparent Return of Cash Flow to our Partners

Management

- Sustainable Cost Structure
- Non-Dilutive Equity Compensation
- Alignment with Unitholders
- Assertive Revenue Recovery
- Pursuing Accretive Acquisition Opportunities
- Pragmatic Approach to Minerals Management

Active Portfolio Management to Enhance Value from Partnership's Assets

Observations & Trends

DMLP
Dorchester Minerals, LP

Oil and Gas Industry

- Consolidation has improved capital efficiency and enhanced economies of scale
- Operators remain focused on returning capital to investors, not growing production
- Optimism on growing natural gas demand → power generation and LNG
- Recent volatility has created uncertainty in development plans
- Inventory of core drilling locations is a concern → challenge to replace reserves through the drill bit

Minerals & Royalties

- Operator consolidation does not directly benefit mineral owners in the short-term
- Mineral ownership is still highly fragmented → opportunity for aggregation
- Aggregators are becoming long-term holders and end-buyers
- Competitive environment for acquisitions → private equity, family offices and public companies

Dorchester Minerals

- Development on legacy properties has continued to suppress natural declines
- Acquisition strategy is critical for long-term reserve replacement
- Partnership structure remains a tax-efficient method for returning capital to unitholders
- Remaining unhedged has given unitholders direct exposure to commodity prices
- Unlevered capital structure with reasonable G&A → well-positioned for a low-price environment

2024 Acquisition Activity

DMLP
Dorchester Minerals, LP

Delaware and Midland Basins


DMLP Legacy
Acquisition Q3 2024



Permian Acquisition (Q3 2024)

- 14,225 NRA – 14 Counties in TX & NM
- 65% in Delaware & 35% in Midland
- Concentration in Reeves, Glasscock, and Howard Counties
- 6,721,144 units issued to Contributors
- Expands Permian inventory with minimal incremental G&A
- Exposure to top operators with long-term development profile

DJ Basin


WELD
DMLP Legacy
Acquisition Q1 2024
Acquisition Q3 2024

DJ Acquisition (Q1 2024)

- 1,485 NRA in 2 Counties
- 505,369 units issued to Contributors

DJ Acquisition (Q3 2024)

- 1,204 NRA in 1 County
- 530,000 units issued to Contributor

Note: Net Royalty Acres (NRA) normalized to 1/8th.

Mineral and Royalty Peer Comparison

DMLP
Dorchester Minerals, LP


5 Year Total Shareholder Returns (2020 – 2024)
Index
350%
300%
250%
200%
150%
100%
50%
0%
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
DMLP
BSM
VNOM
KRP
STR
PHX
WTI Spot Price

Note: Comparison of DMLP total shareholder return to mineral and royalty pure play peers and West Texas Intermediate (WTI) oil spot price returns. Returns calculated assuming distributions/dividends reinvested on payment date. STR includes history of predecessor.

2024 Calendar Year Distributions

DMLP
Dorchester Minerals, LP

Cumulative LP Distributions[1]

$1.46 Billion

2024 LP Distributions

$3.49 /unit

Annualized Cash Distribution Yield[2]

10.4%

LP Distribution History ($/unit)[3]



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Royalties
NPI
Other Revenue

Revenue by Product



8%
6%
86%
Oil
Gas
NGL

Revenue by Source



8%
14%
78%
Royalties
NPI
Other

Realized Commodity Prices[4]



Gas Price ($/mcf)
Oil Price ($/bbl)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$100
$80
$60
$40
$20
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Gas Price
Oil Price

Note: (1) From inception through Q1 2025. (2) Based on LP Distribution for the quarter ended Q1 2025 and the unit closing price on May 9, 2025. (3) The Royalties distribution $/unit represents royalty revenue receipts, net of ad valorem taxes and general and administrative expenses attributable to the royalty properties. (4) Oil and Gas prices represent realized prices from royalty properties. Oil prices include NGLs. NGLs include all plant products.

Minerals NPI

DMLP
Dorchester Minerals, LP

Trailing 12 Months NPI Payments
$22.7 Million

Trailing 12 Months NPI Payments
$0.52 /unit

Outstanding Capital Commitments
$3.0 Million

Net Operating Income by Interest Type (Cash Basis by Calendar Year)



$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
49%
51%
56%
44%
69%
31%
83%
17%
64%
36%
2020
2021
2022
2023
2024
Participation
Non-Consent

Net Revenue by Basin



3%
37%
60%
Bakken
Permian
Other

	Trailing 12 Months	Trailing 3 Months
Revenue	$44.9 MM	$10.1 MM
Expense (LOE, Taxes, etc)	($17.9 MM)	($4.5 MM)
Net Operating Income	$27.0 MM	$5.6 MM
NPI Payment to DMLP	$22.7 MM	$5.0 MM
Operating Margin	60%	55%

Net Revenue by Product



10%
4%
86%
Oil
Gas
NGL

Note: NPI Payment amounts represent DMLP's 96.97% share of NPI cash basis activity for the Trailing 12 Months ended March 31, 2025. Outstanding Capital Commitments are as of March 31, 2025. Table reflects cash basis activity for the Trailing 12 and 3 Months ended March 31, 2025. Charts reflect cash basis activity for the Trailing 12 Months ended March 31, 2025, unless otherwise noted.

DMLP
Dorchester Minerals, LP

Total Production

2020 – 2024 Oil Production
+6%

2020 – 2024 Gas Production
+32%

2020 – 2024 NGL Production
+119%


Total Production
100,000
10,000
1,000
100
2020
2021
2022
2023
2024
2025
Gas Rate (Mcfd)
Oil Rate (Bpd)
NGL Rate (Boed)


Total 2024 Production by Operator
22%
13%
6%
4%
4%
51%
ExxonMobil
Diamondback
ConocoPhillips
Occidental
Chord Energy
Other


Total Production by Basin (Boed)
12,000
10,000
8,000
6,000
4,000
2,000
0
2020
2021
2022
2023
2024
2025
Core Midland
Delaware
Legacy Permian
Bakken
Rockies
S. Texas
Mid-Con
Other

Note: Production graphs are limited to "in pay" volumes and exclude divested operations. Volumes attributable to NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

Royalty and NPI Production

Royalty Production	NPI Production
• Oil volumes increasing due to Delaware and Midland Basin development • Gas volumes supported by associated gas from the Permian Basin	• Fewer participation opportunities in the Bakken and after-payout working interests in the Midland Basin led to volume declines in 2024 • Gas production has remained steady as associated gas ratios increased



100,000
10,000
1,000
100
2020
2021
2022
2023
2024
2025



100,000
10,000
1,000
100
2020
2021
2022
2023
2024
2025

Gas Rate (Mcfd) Oil Rate (Bpd) NGL Rate (Boed)

Note: Production graphs are limited to "in pay" volumes and exclude divested operations. Volumes attributable to NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

2024 Reserves

DMLP
Dorchester Minerals, LP

2024 PDP Reserve Revisions (MMBoe)



17.0 MMBoe
13.9 MMBoe
10.0 MMBoe
10.0 MMBoe
3.3
3.7
2024 Acquisitions
2024 Revisions
2024 Pro Forma
2024 Production 3.9 MMBoe
Replaced 179% of 2024 Production
12/31/2023 Reserves
12/31/2024 Pro-Forma
12/31/2024 Reserves

Historical PDP Reserves (MMBoe)



1/31/2003
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
Pro-Forma Base
Revisions & Acquisitions

Royalty-NPI Split



14%
86%
Royalty
NPI

Reserve Reconciliation by Product

	Oil (MBoe)	Gas (Bcf)
Year-End 2023	8,318	33.4
2024 Production	(2,605)	(7.9)
Acquisitions	2,429	5.3
Revisions	2,927	4.8
Year-End 2024	11,069	35.6
YOY Change	33%	7%

Reserves by Basin



35%
18%
8%
4%
2%
4%
2%
4%
4%
Midland
Delaware
Legacy Permian
Bakken
Fayetteville
South TX
Mid-Con
Barnett
Rockies
Other

Note: Gas-Oil equivalency of 6:1 is used throughout this presentation. Oil reserves include NGLs as reported in 2024 10-K. Acquisition reserves presented at closing dates. Reserves are comprised of 47% Oil, 18% NGL, & 35% Gas.

DMLP
Dorchester Minerals, LP

Mineral Portfolio Overview



Bakken/Three Forks (ND)

10,200 nma

- Core area with remaining development potential
- Significant unleased mineral position
- Significant contributor to NPI revenue

Permian (TX & NM)

96,500 nma

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased minerals
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas
- Other Permian – Exposure to long-life, low decline EOR and conventional CBP units

Mature or Undeveloped Areas	
Non-Bakken Rockies	171,000 nma
Non-Permian Texas	77,000 nma
Southeast	46,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (NMA) counts are limited to mineral interests and exclude ORRIs and NPRIs.

Permian Basin


Central Basin Platform
Midland Basin
Delaware Basin
ROOSEVELT
HOCKLEY
LUBBOCK
CROSBY
DICKENS
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
JEFF DAVIS
PECOS
CROCKETT
SCHLEICHER
SUTTON
TERRELL
BREWSTER

DMLP
Dorchester Minerals, LP

Midland Basin

Net Mineral Acres
23,100
(322,800 gross)

2024 Exit Rate
3,938 Boed

New Well Adds
357

Daily Production (Boed)



5,000
4,000
3,000
2,000
1,000
0
2020
2021
2022
2023
2024
2025
Royalty
NPI

New Well Activity



400
300
200
100
0
2020
2021
2022
2023
2024
Royalty
NPI

2024 Production Mix



9%
33%
58%
Oil
Gas
NGL



MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN

Note: Production graph limited to "in pay" volumes from six counties on map including Martin, Howard, Midland, Glasscock, Upton, and Reagan. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

Delaware Basin

Net Mineral Acres	2024 Exit Rate	New Well Adds
9,100 (76,300 gross)	1,446 Boed	86

Daily Production (Boed)


2,000
1,500
1,000
500
0
2020
2021
2022
2023
2024
2025
Royalty
NPI

New Well Activity


100
80
60
40
20
0
2020
2021
2022
2023
2024
Royalty
NPI

2024 Production Mix


7%
28%
65%
Oil
Gas
NGL


EDDY
LEA
LOVING
WINKLER
WARD
REEVES
PECOS

Note: Production graph limited to "in pay" volumes. Acreage count reflects all of Loving and Reeves Counties, selected tracts in Lea, Ward, and Winkler Counties. Net acreage includes multiple interest types. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

DMLP
Dorchester Minerals, LP

Bakken/Three Forks

Net Mineral Acres	2024 Exit Rate	New Well Adds
10,200 (83,300 gross)	1,097 Boed	152

Daily Production (Boed)



2,500
2,000
1,500
1,000
500
0
2020
2021
2022
2023
2024
2025
Non-Consent
Royalty
Participation

New Well Activity



200
150
100
50
0
2020
2021
2022
2023
2024
Royalty
NPI

2024 Production Mix



5%
25%
70%
Oil
Gas
NGL



DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
BILLINGS
GOLDEN VALLEY
STARK
SLOPE
HETTINGER

Note: Production graph limited to "in pay" volumes from six core counties including Burke, Divide, Dunn, McKenzie, Mountrail, and Williams. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts. Map represents sections where DMLP owns an interest, not specific tracts.



DMLP
Dorchester Minerals, LP

Appendix

Management Ownership

DMLP
Dorchester Minerals, LP

Alignment of GP and LP Interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions


2024 LP & GP Distributions $152.6 MM
4.0 %
7.7 %
88.3 %
Mgmt GP
$6.1 MM
Mgmt LP
$11.7 MM
Other LP
$134.8 MM
Mgmt LP is ~2X Mgmt GP

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2024 calculation based on units owned at 12/31/2024. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

Historical Reserve Revisions

Reserve Revision History

- Current reserves exceed initial reserves in 2003
- Production and divestitures have exceeded initial reserves by 34.6 MMBoe



Equivalent Reserves (MMBoe)
20
15
10
5
0
(5)
(10)
(15)
(20)
(25)
(30)
(35)
Initial Reserves
15.7 MMBoe
2003 – 2024
Production &
Divestitures
(50.3 MMBoe)
(34.6 MMBoe)
Total Reserves
17.0 MMBoe
Total Revisions &
Acquisitions
51.6 MMBoe
01/31/2003
Reserves
12/31/2024
Pro-Forma
12/31/2024
Reserves

Royalty Oil Production

DMLP
Dorchester Minerals, LP



Projected Oil Decline Rates by Vintage (Boed)
10,000
1,000
100
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
1/1/2025
Pre-2025 Wells (34.2%)
Pre-2024 Wells (21.9%)
Pre-2023 Wells (17.9%)
Pre-2022 Wells (13.3%)
Pre-2021 Wells (10.0%)
Pre-2020 Wells (9.0%)

Note: Projections represent internal estimates from aggregate volumes and are not to be used for guidance.

Non-Consent/Non-Participation

DMLP
Dorchester Minerals, LP

Each State has unique laws governing the treatment of unleased mineral owners.

Texas

Unleased mineral owner backs in for full working interest after operator recovers 100% of costs.


NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs.


NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI
to DMLP

Note: All NRI figures based on 8/8ths interest in hypothetical wells and must be proportionately reduced by DMOs ownership in actual wells

Royalty Cash Receipts

Cash Receipts Timeline

- Cash receipts extend over multiple months due to adjustments, suspense releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

DMLP
Dorchester Minerals, LP

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.



Spraberry
Wolfcamp
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

DMLP

Dorchester Minerals, LP

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